Supplement dated May 3, 2021

To
Davis Global Fund and Davis International Fund

Portfolios of DAVIS NEW YORK VENTURE FUND, INC.
Prospectus and Statement of Additional Information dated March 1, 2021

Effective May 1, 2021, Class C shares automatically convert to Class A shares after eight years. Each reference in the Prospectus (except for the Appendix A, which contains language unique to each financial intermediary) and Statement of Additional Information that refers to Class C shares converting after ten years shall now read after eight years.

Keep this supplement with your prospectus/statement of additional information.